EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with this Amendment No. 1 to the Quarterly Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 (the "Form 10-QSB Amendment"), I, Joerg H. Klaube, Chief Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that the Company's Form 10-QSB Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB Amendment, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 2, 2007                  /s/ Joerg H. Klaube
                                        ----------------------------------------
                                        Joerg H. Klaube, Chief Financial Officer